SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
JANUARY 21, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)

8 Perimeter Center East	770-901-9020
Suite 8050	(Registrant’s Telephone Number Including area code)
Atlanta, GA 30346
(Address of Principal Executive Offices)
(Zip Code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing December 2002 Hotel Statistics

ITEM 9.    REGULATION FD DISCLOSURE

On January 21, 2003, Jameson Inns, Inc. issued a press release announcing December 2002 hotel statistics. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of January 21, 2003	By:	/s/ CRAIG R. KITCHIN
Craig R. Kitchin Its: President & Chief Financial Officer